UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2007





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




       REPUBLIC OF PANAMA          001-08430             72-0593134
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 (State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                       77079
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 (Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 2.02         Results of Operations and Financial Condition.

         On March 1, 2007, we issued a press release announcing our financial results for the fourth quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit
99.1 is incorporated by reference.

         The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

           99.1   Press Release dated March 1, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   McDERMOTT INTERNATIONAL, INC.




                                 By: /s/Michael S. Taff
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                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer

March 1, 2007

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